Subsequent Events	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Subsequent Events

5. Subsequent Events

During January 2025, the Company entered into agreements with five investors to issue Convertible Senior Unsecured Notes (principal amount $4.5 million), contingent upon the consummation of the business combination. The agreements include various terms and conditions, including the issuance of bonus shares by the Company and 3-year maturity with 3% annual coupon rate.

On February 3, 2025, shareholders of Global Star approved the proposals regarding Merger Agreement on the shareholders’ meeting. The Merger Agreement was completed on May 13, 2025.